Exhibit 10.26

SHARE ESCROW AGREEMENT

THIS SHARE ESCROW AGREEMENT (“Agreement”), dated as of the 20th day of March, 2018, is by and among EVO Transportation & Energy Services, Inc., a Delaware corporation (the “Company”), each of the shareholders signatory hereto (each a “Shareholder” and collectively, the “Shareholders”), and the Company, in its capacity as escrow agent hereunder, (the “Escrow Agent”).

WHEREAS, each Shareholder has agreed to place in escrow certain shares of common stock of the Company held by Shareholder as set forth on Exhibit A (the “Shares”), to be held in escrow by the Escrow Agent, subject to and in accordance with the terms and conditions of this Agreement;

WHEREAS, the Escrow Agent is willing to act as escrow agent on the terms and conditions set forth in this Agreement;

WHEREAS, the Company and the Shareholders desire that the Escrow Agent accept the Shares, in escrow, to be held and disbursed as hereinafter provided;

WHEREAS, the Company has agreed to issue to the Shareholders warrants to purchase common stock of the Company at an exercise price of $6.11 per share of common stock; and

NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Designation of Escrow Agent; Delivery of Certificates. The Company and the Shareholders hereby appoint the Escrow Agent to act in accordance with and subject to the terms of this Agreement and the Escrow Agent hereby accepts such appointment and agrees to act in accordance with and subject to such terms. Concurrent with the execution of this Agreement, the Shareholders shall deliver to the Escrow Agent the certificates representing the Shares, duly endorsed in blank for transfer, or accompanied by duly executed stock powers in blank in the form attached as Exhibit B. The Shares shall be held by the Escrow Agent in trust, and shall not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of any party hereto.

2. Escrow Period; Escrow Account; Disbursement of Funds.

(a) Escrow Period. The Escrow Agent shall hold the Shares during the period (the “Escrow Period”) commencing on the date hereof and ending on the date that the Escrow Agent is no longer holding any Shares and all funds have been disbursed from the Escrow Fund.

(b) Sale of Shares. If one or more potential purchasers (a “Purchaser”) offer to purchase some or all of the Shares, the Company will have the option to approve or decline the sale of the Shares on the terms proposed by the Purchaser. For any sales of Shares approved by the Company (each, an “Approved Sale”), the Company will submit written instructions to the Escrow Agent describing the number of Shares to be sold in the Approved Sale (the “Sold Shares”) and the aggregate purchase price for the Sold Shares (the “Purchase Price”). The Purchaser or Purchaser in the Approved Sale will then pay to the Escrow Agent, by wire transfer of immediately available funds to an account or accounts designated by the Escrow Agent, the Purchase Price. Upon receipt of the Purchase Price, the Escrow Agent will release the Sold Shares to the Purchaser or Purchaser and execute such certificates or stock powers and take any other actions that Escrow Agent deems necessary to effect the transfer of the Sold Shares to the Purchaser or Purchasers.

(c) Disbursement of Funds. Promptly after consummating any Approved Sale, the Escrow Agent will disburse the Purchase Price as follows: (i) 25% of the Purchase Price will be disbursed to the Shareholders in proportion to their percentage ownership of the Sold Shares and (ii) 75% of the Purchase Price will be disbursed to the Company. The Company agrees to use funds disbursed from the Escrow Agreement pursuant to this Agreement to first repay any amounts outstanding under that certain Loan Agreement dated December 31, 2014 by and between Titan El Toro, LLC, Titan CNG LLC, and Tradition Capital Bank.

3. Agreement to Issue Warrants. The Company hereby agrees to issue to each Shareholder a warrant (“Warrant”) to purchase a number of shares of common stock of the Company equal to the number of Shares placed in escrow by such Shareholder hereunder at an exercise price of $6.11 per share. The form of Warrant is attached hereto as Exhibit C.

4. Representations and Warranties of the Shareholders. Each Shareholder represents and warrants (such representations and warranties being deemed repeated at any closing at which Shares of such Shareholder are purchased) that:

(a) Ownership of Shares. Such Shareholder is the record owner of the number of Shares listed opposite his name on Schedule A hereto; except as set forth on Schedule B hereto, such Shareholder does not own beneficially or of record any other capital stock of the Company; such Shares are validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof; and such Shares are owned by such Shareholder free and clear of any pledges, liens, security interests, adverse claims, assessments, options, equities, charges or encumbrances with respect to the ownership of or right to vote or dispose of such Shares.

(b) Transfer of Title. The sale by such Shareholder of his Shares and the completion by the Escrow Agent of stock powers or the duly endorsed certificates representing such Shares to a Purchaser or Purchasers pursuant hereto will transfer to the Purchaser or Purchasers good and valid title to such Shares free and clear of all pledges, liens, security interests, adverse claims, assessments, options, equities, charges and encumbrances whatsoever, and with no proxies or restrictions on the voting rights or other incident of record or beneficial ownership pertaining thereto.

(c) Authority; Due Execution; Enforceability. Such Shareholder has the full right, power, capacity and authority to enter into this Agreement; and this Agreement has been duly and validly executed and delivered by such Shareholder and constitutes a legal, valid and binding obligation of such Shareholder enforceable against him in accordance with its terms.

(d) No Conflicts. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, with or without giving of notice or the passage of time, (a) violate any judgment, award, decree, injunction or order of any court, arbitrator or governmental agency applicable to such Shareholder or such Shareholder’s property or assets or any federal or state law, statute or regulation, or (b) conflict with, result in the breach of any provision of or constitute a violation of or default under any agreement or instrument to which such Shareholder is a party or by which such Shareholder or such Shareholder's property or assets may be bound.

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(e) Offering of Warrants. The undersigned acknowledges his, her or its understanding that the offering and sale of the Warrants and underlying shares of common stock is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(a)(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”). In furtherance thereof, the undersigned represents and warrants to the Company and its affiliates as follows:

(i) The undersigned is acquiring the Units solely for the undersigned’s own beneficial account, for investment purposes, and not with view to, or resale in connection with, any distribution of the Warrants or underlying shares;

(ii) The undersigned has the financial ability to bear the economic risk of his, her or its investment, has adequate means for providing for their current needs and contingencies, and has no need for liquidity with respect to the investment in the Company;

(iii) The undersigned is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D; and

(iv) The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Warrants.

5. Covenants of the Shareholders. Each Shareholder hereby covenants and agrees that:

(a) Bring-Down of Representations. During the term hereof such Shareholder will not enter into any transaction, take any action or by inaction permit any event to occur that would result in any of the representations or warranties of such Shareholder herein contained not being true and correct at and as of (a) the time immediately after the occurrence of such transaction, action or event or (b) the date of any closing of an Approved Sale. Without limiting the generality of the foregoing, each Shareholder covenants and agrees that such Shareholder will not sell, transfer, pledge, assign or otherwise convey or dispose of, or enter into any contract, option, agreement or other arrangement or understanding with respect to the sale, transfer, pledge, assignment, conveyance or other disposition of, any Shares, other than as set forth in this Agreement.

(b) Surrender of Shares. Each Shareholder authorizes the Escrow Agent to take the actions contemplated by this Agreement on behalf of the Shareholder and surrenders the certificates representing his Shares to the Escrow Agent to be held in escrow pursuant to the terms of this Agreement. Each Shareholder agrees that the Company may instruct the transfer agent for the common stock to place a stop transfer order against any attempt to transfer the Shares except in accordance with this Agreement.

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6. Voting Rights. Except as herein provided, the Shareholders shall retain all of their rights as shareholders of the Company during the term of this Agreement, including, without limitation, the right to vote their Shares.

7. Dividends and Other Distributions in Respect of the Escrow Shares. During the term of this Agreement, all dividends payable in cash with respect to the Shares shall be paid to the Shareholders, but all dividends payable in shares or other non-cash property (“Non-Cash Dividends”) shall be delivered to the Escrow Agent to hold in accordance with the terms hereof. As used herein, the term “Shares” shall be deemed to include the Non-Cash Dividends distributed thereon, if any.

8. Concerning the Escrow Agent.

(a) Good Faith Reliance. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and in the exercise of its own best judgment, and may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Escrow Agent in good faith to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement unless evidenced by a writing delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall have given its prior written consent thereto.

(b) Indemnification. The Escrow Agent shall be indemnified and held harmless by the Company from and against any expenses, including counsel fees and disbursements, or loss suffered by the Escrow Agent in connection with any action, suit or other proceeding involving any claim which in any way, directly or indirectly, arises out of or relates to this Agreement, the services of the Escrow Agent hereunder, or the Escrow Shares held by it hereunder, other than expenses or losses arising from the bad faith, gross negligence or willful misconduct of the Escrow Agent. Promptly after the receipt by the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall notify the other parties hereto in writing. In the event of the receipt of such notice, the Escrow Agent, in its sole discretion, may commence an action in the nature of interpleader in an appropriate court to determine ownership or disposition of the Escrow Shares or it may deposit the Escrow Shares with the clerk of any appropriate court or it may retain the Escrow Shares pending receipt of a final, nonappealable order of a court having jurisdiction over all of the parties hereto directing to whom and under what circumstances the Escrow Shares are to be disbursed and delivered. The provisions of this Section 8(b) shall survive in the event the Escrow Agent resigns or is discharged pursuant to Sections 8(e) or 8(f) below.

(c) Compensation. The Escrow Agent shall be entitled to reasonable compensation from the Company for all services rendered by it hereunder. The Escrow Agent shall also be entitled to reimbursement from the Company for all reasonable and documented out-of-pocket expenses paid or incurred by it in the administration of its duties hereunder including, but not limited to, all counsel, advisors’ and agents’ fees and disbursements and all taxes or other governmental charges.

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(d) Further Assurances. From time to time on and after the date hereof, the Company and the Shareholders shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do or cause to be done such further acts as the Escrow Agent shall reasonably request to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

(e) Resignation. The Escrow Agent may resign at any time and be discharged from its duties as escrow agent hereunder by its giving the other parties hereto written notice and such resignation shall become effective as hereinafter provided. Such resignation shall become effective at such time that the Escrow Agent shall turn over to a successor escrow agent appointed by the Company, the Shares held hereunder. If no new escrow agent is so appointed within the 60 day period following the giving of such notice of resignation, the Escrow Agent may deposit the Escrow Shares with any court it reasonably deems appropriate.

(f) Discharge of Escrow Agent. The Escrow Agent shall resign and be discharged from its duties as escrow agent hereunder if so requested in writing at any time by the other parties hereto, jointly, provided, however, that such resignation shall become effective only upon acceptance of appointment by a successor escrow agent as provided in Section 8(e)

(g) Liability. Notwithstanding anything herein to the contrary, the Escrow Agent shall not be relieved from liability hereunder for its own bad faith, gross negligence or willful misconduct.

9. Survival. All rights and authority granted herein by each Shareholder shall survive the death or incapacity of such Shareholder. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective spouses, heirs, personal representatives, successors and assigns.

10. Piggy-Back Registration. If at any time on or after April 1, 2018, the Company proposes to file any registration statement (other than any registration on Form S-4, S-8 or any other similarly inappropriate form, or any successor forms thereto) under the Securities Act covering a public offering of the Company’s common stock, including shares underlying the Warrants, it will notify the Shareholders at least ten (10) days prior to each such filing and will use its best efforts to include in such Registration Statement (to the extent permitted by applicable regulation), the Shares to the extent requested by the Shareholder within five (5) days after receipt of notice of such filing (which request shall specify the Shares intended to be sold or disposed of by the Shareholder and describe the nature of any proposed sale or other disposition thereof); provided, however, that if a greater number of shares of the Company’s common stock is offered for participation in the proposed offering than in the reasonable opinion of the managing underwriter (if any) of the proposed offering can be accommodated without adversely affecting the proposed offering, then the amount of Shares proposed to be offered by the Shareholders for registration, as well as the number of securities of any other selling stockholders participating in the registration, will be proportionately reduced to a number deemed satisfactory by the managing underwriter. The Company will bear all expenses and fees incurred in connection with the preparation, filing, and amendment of the registration statement with the SEC, except that each Shareholder shall pay all fees, disbursements and expenses of any counsel or expert retained by that Shareholder and all underwriting discounts and commissions, filing fees and any transfer or other taxes relating to his Shares included in the registration statement. Each Shareholder agrees to cooperate with the Company in the preparation and filing of any registration statement, and in the furnishing of information concerning that Shareholder for inclusion therein, or in any efforts by the Company to establish that the proposed sale is exempt under the Securities Act as to any proposed distribution.

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11. Miscellaneous.

(a) This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without reference to such state’s conflicts of law principles.

(b) This Agreement may be executed in any number of counterparts, including counterparts transmitted by facsimile or electronic transmission, each of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as signatories.

(c) Section headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

(d) Any notice required to be given under this Agreement shall be sufficient if in writing, and sent by facsimile transmission (provided that any notice received by facsimile transmission or otherwise at the addressee’s location on any business day after 5:00 p.m. (addressee’s local time) shall be deemed to have been received at 9:00 a.m. (addressee’s local time) on the next business day), by reliable overnight delivery service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

If to the any Shareholder, to his address set forth on Exhibit A.

If to the Company, to:	EVO Transportation & Energy Services, Inc. 8285 West Lake Pleasant Parkway Peoria, AZ 85382 Attention: John P. Yeros
With a copy (which shall not constitute notice) to:	Fredrickson & Byron, P.A. 200 South 6th St., Suite 4000 Minneapolis, MN 55402 fbennett@fredlaw.com Attention: Frank Bennett
If to the Escrow Agent, to:	___________________
___________________
___________________
___________________

(e) This Agreement may be modified only by a written amendment signed by each of the parties hereto.

(f) The waiver of any right or remedy shall not preclude or inhibit the subsequent exercise of such right or remedy.

(g) This Agreement shall terminate after the release of all Shares in accordance with the terms of this Agreement.

(h) This Agreement constitutes the entire agreement between the parties as to the transactions contemplated hereby and supersedes all prior discussions, understandings or agreements relating thereto.

[Signature page follows]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

EVO TRANSPORTATION & ENERGY SERVICES, INC.:

By:	/s/ John P. Yeros
John P. Yeros
Chief Executive Officer

FALCON CAPITAL LLC		SHAREHOLDERS:

/s/ Scott Honour		/s/ Kirk Honour
By:	Scott Honour	Kirk Honour
Managing Member

ALPETER FAMILY LIMITED PARTNERSHIP

/s/ Stephen Alpeter
/s/ John Honour	By:	Stephen Alpeter
John Honour	Member

/s/ James Jackson
James Jackson

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EXHIBIT A

Shareholders and Shares

Shareholder Name and Address	Shares
Falcon Capital LLC 301 E. Lake Street, Suite 301 Wayzata, MN 55391	71,074
Kirk Honour 5320 Lee Circle Shorewood, MN 55331	73,308
John Honour 495 Mohawk Trail Merritt Island, FL 32953	14,242
Alpeter Family Limited Partnership 117 Portland Avenue #601 Minneapolis, MN 55401	44,528
James Jackson 16655 Bienveneda Place Pacific Palisades, CA 90272	36,848
Total:	240,000

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EXHIBIT B

Form of Stock Power

STOCK POWER

ASSIGNMENT SEPARATE FROM CERTIFICATE

ASSIGNMENT OF STOCK

FOR VALUE RECEIVED, the undersigned, hereby assigns and transfers unto , (the “Assignee”), [______________] ([______]) of the shares of the common voting stock, par value $0.0001, of EVO Transportation & Energy Services, Inc. (the “Company”), represented by Certificate Number [___], standing in the name of the undersigned on the books of said Company, and does hereby irrevocably constitute and appoint the Secretary of the Company, to transfer the said shares on the books of the Company with full power of substitution in the premises. The undersigned hereby represents and warrants that such shares are being transferred free and clear of all liens, claims, options to sell or purchase, security interests, mortgages, pledges, restrictions or encumbrances of any kind.

Dated: ______________________

Name:

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EXHIBIT C

Form of Warrant

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, OR TRANSFERRED IN THE ABSENCE OF EITHER AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.

W-____

EVO Transportation & Energy Services, Inc.,

a Delaware corporation

COMMON STOCK PURCHASE WARRANT

Original Issue Date:	[__________]
Warrant Holder:	[__________]
No. of Shares:	[__________] shares of Common Stock

This Common Stock Purchase Warrant (this “Warrant”) certifies that, for value received, the Warrant Holder named above is entitled to purchase from EVO Transportation & Energy Services, Inc., a Delaware corporation (the “Company”), during the period specified in this Warrant, [________] (______) fully paid and non-assessable shares of Common Stock (“Warrant Stock”), at the purchase price per share provided in Section 1.2 of this Warrant (the “Warrant Exercise Price”), all subject to the terms and conditions set forth in this Warrant. Capitalized terms not otherwise defined shall have the meanings set forth in Section 5 below.

Section 1. Period for Exercise and Exercise Price.

1.1 Period for Exercise. The right to purchase shares of Warrant Stock represented by this Warrant may be exercised during the period commencing on the Original Issue Date listed above and expiring on the fifth anniversary of such date (the “Expiration Date”). From and after the Expiration Date this Warrant shall be null and void and of no further force or effect.

1.2 Warrant Exercise Price. The Warrant Exercise Price shall be $6.11 per share, subject to adjustment as hereinafter provided.

Section 2. Exercise of Warrant.

2.1 Manner of Exercise. The Warrant Holder may exercise this Warrant on or after the date hereof, but not later than the Expiration Date, during normal business hours on any business day by surrendering this Warrant to the Company at the principal office of the Company or the principal office of its transfer agent (the “Transfer Agent”), together with an executed Notice of Exercise attached hereto as Annex A. The Notice of Exercise shall be accompanied by payment of the Warrant Exercise Price for the number of shares of Warrant Stock for which this Warrant is then exercised, by cash or by certified or official bank check.

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2.2 When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected on the day on which all requirements of Section 2.1 shall have been met with respect to such exercise. At such time the Person in whose name any certificate for shares of Warrant Stock shall be issuable upon such exercise shall be deemed for all corporate purposes to have become the holder of record of such shares, regardless of the actual delivery of certificates evidencing such shares.

2.3 Issuance of Stock. As soon as practicable after each exercise of this Warrant, the Company at its expense will cause to be issued via book-entry in the name of the Warrant Holder or as the Warrant Holder may direct, the number of shares of Warrant Stock to which the Warrant Holder shall be entitled upon such exercise.

2.4 Partial Exercise. This Warrant may be exercised in part, and the Warrant Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

2.5 Cashless Exercise. At any time during the period commencing on the Original Issue Date and expiring on the Expiration Date, the Warrant Holder may notify the Company of its election to utilize a cashless exercise with an executed Notice of Exercise attached hereto as Annex A, in which event the Company shall issue to the Warrant Holder the number of shares of Warrant Stock determined as follows:

X = Y [(A-B)/A]

where:

X = the number of shares of Warrant Stock to be issued to the Warrant Holder.

Y = the number of shares of Warrant Stock with respect to which this Warrant is being exercised.

A = the Fair Market Value of a share of Common Stock on the date of Exercise.

B = the Warrant Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the shares of Warrant Stock issued in a cashless exercise transaction shall be deemed to have been acquired by the Warrant Holder, and the holding period for the shares of Warrant Stock shall be deemed to have commenced, on the date this Warrant was originally issued.

Section 3. Warrant Adjustments. Warrant and the Warrant Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events as follows:

3.1 Reclassification or Merger. In case of any capital reclassification or reorganization (other than a result of a subdivision, combination or dividend as described below), or in case of any merger or consolidation of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall execute and deliver to the Warrant Holder a new Warrant (in form and substance reasonably satisfactory to the Warrant Holder) providing that the Warrant Holder shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of the shares of the Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger had the Warrant been exercised immediately prior to such event. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3 to pursue the economic benefit intended to be conferred upon the Warrant Holder by this Warrant. The provisions of this Section 3.1 shall similarly apply to any successive reclassification, changes, mergers and transfers.

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3.2 Subdivisions or Combination of Shares. If the Company, at any time while this Warrant remains outstanding and unexpired, shall subdivide or combine its Common Stock or in the event of any dividend payable on the Common Stock in shares of the Common Stock, the number of shares of the Warrant Stock issuable upon exercise hereof shall be proportionately adjusted and the Warrant Exercise Price shall be increased or decreased, as the case may be, so that the aggregate Warrant Exercise Price of this Warrant shall at all times remain unchanged.

3.3 Notice of Adjustment Events. Whenever the Company engages in an event which would give rise to adjustments under this Section 3, the Company shall mail to the Warrant Holder, at least ten (10) days prior to the record date with respect to such event or, if no record date shall be established, at least ten (10) days prior to such event, a notice specifying (i) the nature of the contemplated event, and (ii) the date on which any such record is to be taken for the purpose of such event, and (iii) the date on which such event is expected to become effective, and (iv) the time, if any is to be fixed, when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable in connection with such event.

3.4 Notice of Adjustments. Whenever the Warrant Exercise Price shall be adjusted pursuant to the provisions hereof, the Company shall within thirty (30) days of such adjustment deliver a certificate signed by its Chief Executive Officer, Chief Financial Officer, Secretary or Assistant Secretary to the Warrant Holder as the registered holder hereof setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Exercise Price after giving effect to such adjustment.

Section 4. Ownership, Transfer and Substitution of Warrants.

4.1 Transfer and Exchange of Warrants. The Warrant Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Warrant Stock issuable or issued upon the exercise hereof of such Warrant Holder’s intention to do so, describing briefly the manner of any proposed transfer of this Warrant or such Warrant Holder’s intention as to the disposition to be made of shares of Warrant Stock issuable or issued upon the exercise hereof. For any proposed transfer other than a transfer to an affiliate (as defined by Rule 405 of Regulation C under the Securities Act of 1933, as amended) of the Warrant Holder, such Warrant Holder shall also provide the Company with an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer of this Warrant or disposition of shares may be effected without registration or qualification (under any Federal or State law) of this Warrant or the shares of Warrant Stock issuable or issued upon the exercise hereof. Upon receipt by the Company of such written notice and, for transfers to non-affiliates, opinion of counsel, such Warrant Holder shall be entitled to transfer this Warrant, or to exercise this Warrant in accordance with its terms and dispose of the shares received upon such exercise or to dispose of shares of Warrant Stock received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Warrant Holder to the Company, provided that an appropriate legend respecting the aforesaid restrictions on transfer and disposition may be endorsed on this Warrant or the certificates for such shares. Notwithstanding the foregoing, upon registration of the Warrant Shares under the Securities Act, no such opinion shall be required.

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4.2 Transfers; Registered Holder as Owner. Subject to the provisions of Section 4.1 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by the Warrant Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that the bearer of this Warrant, when endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder hereof as the owner for all purposes.

Section 5. Definitions.

As used in this Warrant, the following terms have the meanings ascribed to such terms below.

5.1 “Board” means the Board of Directors of the Company.

5.2 “Common Stock” means the Company’s Common Stock, $0.0001 par value per share.

5.3 “Fair Market Value” means, as of any particular date: (a) the volume weighted average of the closing sales prices of the Common Stock for such day on all domestic securities exchanges on which the Common Stock may at the time be listed; (b) if there have been no sales of the Common Stock on any such exchange on any such day, the average of the highest bid and lowest asked prices for the Common Stock on all such exchanges at the end of such day; (c) if on any such day the Common Stock is not listed on a domestic securities exchange, the closing sales price of the Common Stock as quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association for such day; or (d) if there have been no sales of the Common Stock on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association on such day, the average of the highest bid and lowest asked prices for the Common Stock quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association at the end of such day; in each case, averaged over twenty (20) consecutive business days ending on the business day immediately prior to the day as of which “Fair Market Value” is being determined; provided, that if the Common Stock is listed on any domestic securities exchange, the term “business day” as used in this sentence means business days on which such exchange is open for trading. If at any time the Common Stock is not listed on any domestic securities exchange or quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, or if the Board determines in its discretion that the closing prices or bid and asked prices, as applicable, do not accurately reflect the “Fair Market Value” of the Common Stock due to insufficient trading volume, then the “Fair Market Value” of the Common Stock shall be the fair market value per share as determined in good faith by the Board.

5.4 “OTC Bulletin Board” means the Financial Industry Regulatory Authority OTC Bulletin Board electronic inter-dealer quotation system.

5.5 “Person” means an individual, partnership, corporation, business trust, limited liability company, joint stock company, trust, unincorporated association, joint venture, or other entity of whatever nature.

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5.6 “Pink OTC Markets” means the OTC Markets Group Inc. electronic inter-dealer quotation system, including OTCQX, OTCQB and OTC Pink.

5.7 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 6. No Rights or Liabilities as Shareholder.

Nothing contained in this Warrant shall be construed as conferring upon the Warrant Holder any rights as a Shareholder of the Company or as imposing any liabilities on the Warrant Holder to purchase any securities or as a Shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

Section 7. Miscellaneous.

7.1 Amendment and Waiver. This Warrant may be amended with, and any term, covenant, agreement or condition contained in this Warrant may be waived with, the written consent of the Company and the Warrant Holder. Any waiver of any term, covenant, agreement or condition contained in this Warrant shall not be deemed a waiver of any other term, covenant, agreement or condition, and any waiver of any default in any such term, covenant, agreement or condition shall not be deemed a waiver of any later default thereof or of any default of any other term, covenant, agreement or condition.

7.2 Representations and Warranties to Survive Closing. All representations, warranties and covenants contained herein shall survive the execution and delivery of this Warrant and the issuance of any Warrant Stock upon the exercise hereof.

7.3 Severability. The invalidity or unenforceability of any provisions hereof in any jurisdiction shall not affect the validity, legality or enforceability of the remainder hereof in such jurisdiction or the validity, legality or enforceability hereof, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

7.4 Successors and Assigns. All representations, warranties, covenants and agreements of the parties contained in this Warrant or made in writing in connection herewith, shall, except as otherwise provided herein, be binding upon and inure to the benefit of their respective successors and permitted assigns.

7.5 Notices. All communications in connection with this Warrant shall be in writing and shall be deemed properly given if hand delivered or sent by telecopier (provided that such communication is confirmed by same-day deposit in the United States mail first class postage prepaid) or overnight courier with adequate evidence of delivery or sent by registered or certified mail return receipt requested and, if to the Warrant holder, addressed to such Warrant Holder at his or its address as shown on the books of the Company or its Transfer Agent, and if to the Company, at its offices at:

EVO Transportation & Energy Services, Inc.

8285 West Lake Pleasant Parkway

Peoria, AZ 85382

Attention: Chief Executive Officer

or such other addresses or Persons as the recipient shall have designated to the sender by a written notice given in accordance with this Section 7.5. Any notice called for hereunder shall be deemed delivered when sent in accordance with this Section 7.5.

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7.6 Fractional Shares. No fractional shares of Warrant Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment to the Warrant Holder equal to the fractional share issuable times the fair market value of one share of Common Stock, as determined by the Company’s Board of Directors.

7.7 Governing Law. The validity and construction of this Warrant and all matters pertaining hereto are to be determined in accordance with the laws of the State of Delaware without reference to the conflict of law principles of that state.

7.8 Headings. The headings used herein are solely for the convenience of the parties and shall not serve to modify or interpret the text of the Sections at the beginning of which they appear.

7.9 Signatures. This Warrant may be executed by facsimile or electronic signature.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed as of the day first above written.

EVO Transportation & Energy Services, Inc.,
a Delaware corporation

By:
Name: John P. Yeros
Its: Chief Executive Officer

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Annex A to Common Stock Purchase Warrant

NOTICE OF EXERCISE

(Complete and sign only upon exercise of the

Common Stock Purchase Warrant in whole or in part.)

To: EVO Transportation & Energy Services, Inc.

The undersigned, the holder of the attached Common Stock Purchase Warrant to which this Notice of Exercise applies (the “Warrant”), hereby irrevocably elects to exercise the purchase rights represented by the Warrant as follows:

☐ the undersigned elects to exercise on a cashless basis pursuant to Section 2.5 of the Warrant, and such exercise will be with respect to __________ shares of Warrant Stock available for exercise under the Warrant.

☐ the undersigned elects to exercise pursuant to Section 2.1 of the Warrant and to purchase _________ shares of Common Stock, from EVO Transportation & Energy Services, Inc. and herewith makes payment of $____________________________ therefor in cash or by certified or official bank check.

The undersigned hereby requests that such securities be issued in the name(s) and delivered to the address(es) as follows:

Name: ________________________________________________________________________

Address: ______________________________________________________________________

Social Security Number: __________________________________________________________

Deliver to: _____________________________________________________________________

Address: ______________________________________________________________________

If the foregoing evidences an exercise of the Warrant to purchase fewer than all of the shares of Common Stock to which the undersigned is entitled under such warrant, please issue a new warrant, of like tenor, relating to the remaining portion of the securities issuable upon exercise of such warrant in the name(s), and deliver the same to the address(es), as follows:

Name: ________________________________________________________________________

Address: ______________________________________________________________________

Dated: ________________________________________________________________________

_____________________________________________________________________________

(Name of Warrant Holder) (Social Security or Taxpayer Identification Number of Warrant Holder, if applicable)

SIGN HERE:

The undersigned and any recipient of Common Stock or a new Warrant hereunder are “accredited investors” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

(Signature of Warrant Holder or Authorized Signatory)	Date

(Type or Print Name of Warrant Holder or Authorized Signatory)

NOTE: The above name and signature should correspond exactly with the name on the first page of this Warrant or with the name of the assignee appearing in the form of assignment attached as Annex B to the Warrant.

Annex B to Common Stock Purchase Warrant

FORM OF ASSIGNMENT

(To be executed upon transfer of Common Stock Purchase Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to ____________________ the right represented by the within Warrant, as such right may apply to _________ shares of Common Stock which are the subject of the within Warrant, together with all rights, title and interest therein, and does hereby irrevocably constitute and appoint ____________________ attorney to transfer such Warrant on the warrant register of the within named Company, with full power of substitution.

DATED: _________________.

Signature:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)